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                                                                    EXHIBIT 23.3


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-75669 of Dominion Resources, Inc. on Form S-4 of our report dated February 8, 1999 (February 22, 1999, as to Note X) appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Richmond, Virginia
May 19, 1999